Prospectus Supplement	July 28, 2006

PUTNAM CLASSIC EQUITY FUND Prospectus dated March 30, 2006

The first sentence under the heading “Fund distributions and taxes” is revised as follows:

The fund normally distributes any net investment income and any net realized capital gains annually.

The fund’s first annual dividend payment is expected to occur in December 2006.

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